SCHEDULE 14A INFORMATION

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Shareholder Services

URGENT NOTICE

Re: North Shore Global Uranium Mining ETF

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or by phone, regarding a very important matter concerning your investment in North Shore Global Uranium Mining ETF. This matter pertains to an important operating initiative for the Fund for which we need your consideration and response.

It is very important that we speak to you regarding this matter. Please call toll-free at 1-800-949-2583 (INTERNATIONAL CALLERS, please use 1-646-787-3500) between 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

Please contact us as soon as possible.

Sincerely,

J. Garrett Stevens

President and Trustee

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

 OFFICIAL BUSINESS_ This is not a scam, fraud or a scheme. This document relates to your investment in North Shore Global Uranium Mining ETF.